Exhibit 10.7

Contract Number：CR900-AD-RE-2019JUL15

Lease Contract

Special Note
In order to protect your company's / your legitimate rights and interests, please carefully read the following contents and confirm the relevant facts before your company / you sign this Contract:
1. The application materials submitted by your company / you are true, complete, legal and effective, and do not contain false records, misleading statements or major omissions.
2. Your company / you hereby confirm that before signing this contract, you have carefully reviewed, fully known and understood all the terms and contents of this contract, and signing this contract is the real intention.
3. Your company / you have carefully reviewed all terms of this contract and fully understood its meaning and legal consequences.
4. Before signing this contract, your company / you have the right to you’re your opinions on this contract. After the contract takes effect, your company / you must exercise your rights and actively perform your obligations in accordance with the contract.
5. In order to protect your company's / your interests, if your company's / your address, mailing address, contact number and other matters change, you shall notify us in writing within five days after the change of relevant matters.
6. If you have any questions about this contract and related matters, please consult our company.

Party A (Lessor): Shanghai Caohejing Kangqiao technology oasis construction and Development Co., Ltd
Contact address: 15 / F, Building A1, No. 2555, XiuPu Road, Pudong New Area, Shanghai
Legal representative: Ding Guikang
Postal Code: 201315
Tel.: 021-38298660

Party B（ Lessee): Credo Technology (SH) Ltd.
Registered address: Room 309, Building 1, No. 88, Chenhui Road, China (Shanghai) pilot Free Trade Zone
Legal representative: Lam Yattung
Postal Code: 201203
Tel.: 021-58888653

In accordance with the [contract law of the People's Republic of China], [the regulations of Shanghai Municipality on house leasing] and other laws and regulations, on the basis of equality, voluntariness, fairness and good faith, Party A and Party B hereby enter into this rental contract.
1、Status of the leased housing
1-1 The housing leased by Party A to Party B is located on Floors 8 to 9, Building 28, No. 2555, Xiupu Road, Pudong New Area, Shanghai, and the design number of the house is Floors 9 to 10, E6 Building, No. 2555, Xiupu Road, Pudong New Area, Shanghai (hereinafter referred to as "the housing"). The floor area of the housing is 2820.18 square meters, and the real estate certificate number is Hu (2018) Pu Zi real estate property right No. 058996.
1-2 As the owner of the housing, Party A has established a lease relationship with Party B and has informed Party B that the housing [is not] mortgaged. Before signing this contract, Party B has fully understood and recognized the ownership nature and quality of the house.
1-3 Please see Annex I delivery standard for the equipment status and ancillary facilities of the housing.
1-4 Party A and Party B agree that the standards agreed in Clauses 1-3 of the contract shall be used as the acceptance basis for Party A to deliver the housing to Party B and Party B to return the housing to party A when the contract is terminated.
2、Use nature of leased housing
2-1 Party B leases the housing in strict accordance with the approved production and business scope and the use nature of the original planning and design of the housing for office and R & D.
2-2 During the lease term, Party B shall not change the use nature of the planning and design of the housing and shall not engage in other production and business activities other than those agreed in 2-1 without the written consent of Party A and the approval of relevant departments such as production safety supervision and fire control as required. Otherwise, Party B shall be deemed to have breached the contract, and Party A shall have the right to pursue Party B's liability for breach of contract in accordance with Article 8-2.
2-3 Party B shall obtain various administrative licenses and approvals (including but not limited to: business license, tax registration certificate, fire control, environmental protection certificate and sanitation license) for its business.
3、Delivery date and lease term
3-1 After the contract takes effect, Party A shall deliver the housing to Party B according to the standards agreed in Clause 1-3 of the contract before September 1, 2019. The lease date is from December 1, 2019 to November 30, 2024 (hereinafter referred to as the "lease term"). The decoration period is from September 1, 2019 to November 30, 2019; The decoration period is limited to decoration purpose, and Party A will not charge the rent during the decoration period, but Party B still needs to bear the relevant expenses agreed in 4-7 of this contract during the decoration period.
If the move-in date is later than the date specified in clause 3-1 of this contract due to Party B, the lease commencement date shall be subject to the date specified in 3-1 of this contract, and Party B shall pay the rent, property expenses and other relevant expenses from the date agreed in 3-1; If the delivery date is later than the date specified in 3-1 of this contract due to Party A, the lease start date shall be subject to the <delivery notice>, and the billing date of Party B shall be calculated from the date agreed in the delivery notice. Party A shall bear the rent, property expenses and other relevant expenses of the housing before Party B actually move-in, and promise to compensate Party B for the rent between the agreed move-in date and the actual move-in date (the terms of free decoration period specified in article 3-1 of the contract continue to apply, and the specific date of decoration period shall be postponed according to the actual delivery date) (the rent calculation method is based on 4-1). If the delivery of the housing is later than the date specified in 3-1 of the contract due to Party A, resulting in losses to Party B, Party A shall compensate for the actual losses suffered by Party B.
3-2 Party B shall handle the handover of the housing with the property company within five working days from the date of receiving the housing delivery notice.
3-3 When the lease term expires, Party A has the right to take back the housing, and Party B shall return the housing to Party A as scheduled. If Party B needs to continue the lease, it shall submit a written application for renewal to Party A three months before the expiration of the lease term, and resign the housing lease contract with the consent of Party A. If Party A does not receive Party B's written notice to renew the lease three months before the expiration of the lease term, Party A may make preparations for re-leasing (but shall not hinder Party B's normal operation), and Party B shall cooperate within a reasonable range.

4、Rent, deposit and payment method and payment schedule for other expenses
4-1 Rent unit price. Party A and Party B agree that during the lease term, the rent of the housing is as follows:
    From December 1, 2019 to November 30, 2020:
The daily rent is: (tax included) RMB 2.5/day/ m² (Floor area)
The monthly rent is (tax included) RMB 214452 / month
    From December 1, 2020 to November 30, 2021:
The daily rent is: (tax included) RMB 2.6/day/ m² (Floor area)
The monthly rent is (tax included) RMB 223030 / month
    From December 1, 2021 to November 30, 2022:
The daily rent is: (tax included) RMB 2.7/day/ m² (Floor area)
The monthly rent is (tax included) RMB 231608 / month
    From December 1, 2022 to November 30, 2023:
The daily rent is: (tax included) RMB 2.8/day/ m² (Floor area)
The monthly rent is: (tax included) RMB 240186 / month
    From December 1, 2023 to November 30, 2024:
The daily rent is: (tax included) RMB 2.9/day/ m² (Floor area)
The monthly rent is (tax included) RMB 248764 / month
The calculation relationship between daily rent and monthly rent is as follows:
Monthly rent= (floor area of the Building*daily rent per square meter*365)/12 (round up to RMB Yuan)
4-2 In any rent payment cycle, the calculation method of rent is as follows: if there are integer months, the rent of this period shall be calculated according to the monthly rent; If there is a non-integer month, the rent of the current month shall be calculated according to the daily rent.
4-3 Payment method: the rent of the housing is prepaid and will be paid quarterly. Party B agrees to pay Party A the first rent of RMB [857808] (including tax, SAY [eight hundred and fifty-seven thousand eight hundred and eight yuan only]) from December 1, 2019 to March 31, 2020 before July 20, 2019, and then pay Party A the rent for the next quarter in four times before March 20, June 20, September 20 and December 20 of the next year. If the final payment date of each period is Saturday, Sunday or national holiday, the final payment term shall be extended to the first working day after the holiday. After Party A collects the rent, Party A shall issue a formal VAT invoice supervised by the tax authority to Party B.
Party B's VAT information is:
■general VAT taxpayer
□ small scale VAT taxpayer
VAT information of Party B:
Company name (full name on business license): Credo Technology (SH) Ltd.
Taxpayer identification number: 913100003421052168

Registered address: Room 309, building 1, No. 88, Chenhui Road, China (Shanghai) pilot Free Trade Zone
Contact number:
Bank (account opening license): China Merchants Bank Co., Ltd Shanghai Chenhui sub branch
Bank account number (account opening license): 121916902510101
If Party B delays in paying the rent, Party A shall communicate and negotiate with Party B as soon as possible. Only if Party B delays in paying the rent due to Party B's reasons and Party B still fails to perform its payment obligations within 30 days after Party A's written reminder, Party A has the right to entrust the property company to protect Party A's rights and interests by means of water cut-off, power cut or closing the door of the leased housing.
4-4 Payment method of housing lease deposit (hereinafter referred to as "deposit"):
Party B agrees to pay Party A the lease deposit of the housing before July 20, 2019. The deposit is the three-month rent of the housing from the beginning of lease, that is, RMB 643356 (SAY RMB six hundred and forty-three thousand three hundred and fifty-six only). After receiving the deposit, Party A shall immediately issue a collection voucher to Party B.
4-5 The rent and deposit paid by Party B shall be paid in cash or bank transfer to the bank account designated by Party A:
Account Name: Shanghai Caohejing Kangqiao technology oasis construction and Development Co., Ltd
Account No.: 439075120431
Bank of deposit: Bank of China Shanghai Nanhui sub branch Lingang sub branch
(Note: please indicate the housing number and fund purpose, etc.).
4-6 The deposit paid by Party B shall not deduct the rent or other expenses. If Party B does not breach the contract and pays all the expenses agreed in the contract to Party A and returns the housing according to the contract (including but not limited to Party B's restoration of the housing to its original status, settlement of all the expenses to be borne by Party B according to the contract, transfer or cancellation of Party B's registration information in the housing, etc.), Party A shall return the deposit to Party B without interest within 20 working days. Both parties expressly agree that in case of any circumstance specified in Clause 8-1 of the contract, Party A shall return all the deposit to Party B within 20 working days after the termination of the contract in accordance with Clause 8-1.
4-7 During the lease term, Party B shall bear the expenses of water, electricity, communication, equipment, energy, property management, etc. arising from Party B's use of the housing. Party B shall sign a property management contract with the property management company and perform their respective rights and obligations before the handover of the housing.
The housing adopts the power supply mode of user station. The electricity price borne by Party B is 1.23 RMB / [kwh] [month], which shall be collected by the property company. After

Party B pays the electricity fee to the property company each month, the property company shall issue a collection voucher to Party B. If the public utility adjusts the electricity price, the above price shall also be adjusted accordingly.
4-8 During the lease term, if Party B needs to use the parking space, it can apply to the property company by itself and pay according to its charging standard.
5、Requirements for housing use
5-1 When Party B decorates the house, it shall submit the decoration scheme to the property management company for written review before it can be carried out. Party B's decoration behavior shall comply with the relevant decoration regulations of the property management company, shall not damage the outer wall and structure of the housing, and shall not exceed the allowable load of the floor; Party B shall not add auxiliary facilities and equipment inside and outside the house. If it is really necessary to add, Party B shall submit the scheme to the property management company and obtain its written consent. If it is required to report to relevant departments for approval according to regulations, Party B shall report to relevant departments for approval before implementation. The auxiliary facilities and equipment added by Party B belong to Party B, and Party B shall be responsible for its maintenance, environmental protection and fire safety.
Party B shall bear the expenses and disputes arising from Party B's decoration and additional facilities and equipment, as well as the personal and property damage caused to Party A or a third party.
5-2 If Party B decorates the housing and adds auxiliary facilities and equipment without the written consent of Party A or the property management company or beyond the scope of the written consent, Party B shall restore to the original status as required after receiving a written notice from Party A or the property management company, and bear the actual losses and liabilities caused thereby.
5-3 During the lease term, Party A shall ensure that the housing and its ancillary facilities are in a normal and safe status. Party B uses the housing in accordance with the provisions of this contract (Party A shall truthfully, accurately and completely inform Party B of relevant matters in advance). Party B shall not be liable for the natural loss of the housing, or the loss caused to the housing due to force majeure. On the premise that Party A fully, accurately and timely informs Party B of all matters regarding usage precautions, if Party B causes damage to the housing or ancillary facilities due to improper or unreasonable use, Party B shall be liable for repair and compensation.
5-4 During the term of validity of this lease contract, in case of personal injury and death and / or property loss or damage to the leased housing and the housing due to reasons that could directly attribute to Party B, Party B shall be liable for the actual losses caused to Party A and the injured.

6、The status of the housing at the time of return
6-1 If Party B does not renew the lease at the expiration of the lease term, terminate the lease in advance during the lease term, or is unilaterally terminated due to Party B's breach of contract, Party B shall return the housing on the next day of the termination date of the contract or before the next day of the termination date of the contract. Party B shall restore the housing to its original status according to the standards when it is delivered for use, and the expenses required for restoration shall be borne by Party B. If Party A's property is damaged due to the demolition of facilities and equipment, Party B shall compensate. Party B shall not claim compensation or compensation from Party A for any fixed attachments, devices or additional equipment added to the housing. In case of overdue return of the housing without the consent of Party A, Party B shall pay Party B the use fee of the housing during the occupation period at RMB 8179 for each overdue day.
When the housing is returned, Party A or a third party entrusted by Party A will accept the housing and settle the relevant expenses. The relevant expenses of Party B shall be settled on the check-out date confirmed in the< lease return acceptance form> issued by the property company.
6-2 If this contract is terminated due to the expiration of the lease term or Party B's early termination of the lease, both parties shall negotiate and agree on a reasonable period for Party B to return the housing. If Party B fails to return the housing on the return date confirmed by both parties through negotiation, Party A shall first send a written reminder. If Party B fails to return the housing 30 days after receiving the written reminder from Party A, Party A has the right to enter the housing, change the housing key and / or take other measures to take back the housing; Party A and / or the property management company also have the right to cut off the supply of water, electricity and air conditioning to the housing. If Party B fails to return the house within 30 days after receiving the written notice from Party A and leaves any articles, facilities and equipment (if any), the ownership or usage right of these will be deemed to be abandoned by Party B and Party A can dispose of it freely.
6-3 If the contract is terminated due to the expiration of the term or terminated in advance due to Party B's reasons, and Party B still refuses to handle the power transfer, enterprise registration transfer / cancellation and other matters of relevant enterprises within 60 days after receiving Party A's reminder, it shall be deemed that Party B authorizes Party A to handle the power transfer, enterprise registration transfer / cancellation and other matters of relevant enterprises in the housing (or park).
7、Sublease and purchase of housing
7-1 During the lease term, both parties expressly agree that Party B can sublease the housing to Party B's affiliated companies or business partners of Party B and its affiliated companies as needed. Party B shall report to Party A in advance before subleasing, and the subleased enterprise shall, in principle, register in Party A's Park; However, Party B shall not sublease the housing in whole or in part to other entity which is not Party B's affiliated companies nor Party B's business partners. If Party B is found to have sublease behavior prohibited by this clause, Party A has the right to immediately terminate this contract and take back the housing, and pursue Party B's liability for breach of contract according to Clause 8-2 of this contract
7-2 During the lease term, if Party A transfers the housing, it shall notify Party B one month in advance, and Party B has the preemptive right under the same conditions.
7-3 During the lease term, if Party B intends to purchase the housing or other housing in Kangqiao Park which in the charge of Party A, it can submit a written application to Party A. after both parties reach an agreement and sign relevant agreements, the deposit paid by Party B can be converted into housing purchase money.
8、Conditions for termination of this Agreement
8-1 During the lease term, in case of any of the following circumstances, Party A and Party B agree to terminate this contract and neither party shall be liable for breach of contract:
(1) The land use right within the scope occupied by the housing is revoked in advance according to law;
(2) The housing is expropriated according to law due to social and public interests;
(3) The housing is included in the scope of housing demolition according to law due to the needs of urban construction;
(4) The housing is identified as a dangerous housing during the lease term, or the housing is damaged or lost due to force majeure;
(5) Party A has informed Party B that the housing has been mortgaged before lease and is now disposed of.
8-2 Under any of the following circumstances, the non-breaching party has the right to notify the breaching party in writing to terminate the contract, and the breaching party shall pay liquidated damages to the non-breaching party according to the three-month rent of RMB 643356 (SAY RMB six hundred and forty-three thousand three hundred and fifty-six only) at the beginning of the lease; If losses are caused to the non-breaching party, the breaching party shall also compensate the difference between the direct losses caused and the liquidated damages (including but not limited to the use expenses during the vacant period of the house, litigation expenses, lawyer expenses, storage expenses, etc.)
(1) The housing and relevant facilities and equipment delivered by Party A do not comply with the provisions of this contract, resulting in failure to achieve the purpose of lease, or the housing and relevant facilities and equipment delivered by Party A endanger safe production or have fire grade defects;
(2) Party A fails to fulfill its repair obligations, resulting in serious impact on the use of the housing;

(3) Without the written consent of Party A or the property management company, Party B arbitrarily changes the internal and external structure of the housing, or damages the housing facilities and equipment, and fails to repair them as required by Party A;
(4) Party A finds that Party B fails to earnestly perform its management responsibilities according to the safety responsibility statement, there are hidden dangers in production safety, and after informing Party B in writing to make rectification twice, Party B fails to make rectification within 15 days or refuses to make rectification within the time limit;
(5) Party B changes the lease purpose of the housing specified in this contract or uses the housing for illegal activities without the written consent of Party A and the approval of relevant government departments;
(6) Party B adds or transforms special equipment or produces, operates, transports, stores or uses dangerous goods or disposes of waste dangerous chemicals without the written consent of Party A and the approval of relevant departments such as work safety supervision and fire control;
(7) Party B subleases the housing without following the terms specified in 7-1 of this contract;
(8) Party B fails to pay the rent or deposit within 30 days after Party A's written reminder due to reasons which is attributable to Party B;
(9) Party B makes false promises in the <customer information form>, which has an adverse impact on the operation and management of Party A's Park.
(10) Party B engages in P2P financial related business without the prior written consent of Party A
9、Liability for breach of contract
9-1 If Party B terminates the lease in advance, Party B can terminate the lease contract and the lease relationship between both parties by notifying Party A in writing three months in advance. Both parties shall agree on a check-out date through friendly negotiation, and Party B shall complete the housing return and handover before the check-out date, including cooperating with Party A to complete the signing of the <early termination agreement>. Party B agrees that the paid deposit will be regarded as compensation to Party A in the form of liquidated damages, which will not be returned by Party A and Party B does not need to pay any other liquidated damages to Party A or bear other liabilities for breach of contract or compensation.
If Party B terminates the lease in advance due to other breach of contract by Party A (including but not limited to the matters specified in 8-2 of the contract), Party B has the right to notify Party A immediately after Party A breaches the contract and terminate the lease contract immediately, and has the right to require Party A to return the deposit paid by Party B within 20 working days, and require Party A to pay liquidated damages and compensate the difference between direct losses and liquidated damages in accordance with Article 8-2 of the contract.

9-2 During the lease term, if Party B terminates the lease without authorization due to reasons which is attributable to Party B under circumstances other than those specified in the contract, Party B shall no longer enjoy the decoration period agreed in the contract and shall make up the rent within the decoration period to Party A within 20 working days from the date of unauthorized termination. At the same time, Party B shall pay Party A liquidated damages equivalent to the three-month rent when the housing starts to rent.
9-3 If Party A terminates the contract without authorization and takes back the housing in advance, Party A shall pay liquidated damages to Party B according to the three-month rent of the housing at the beginning of lease, which is RMB 643356 (SAY RMB six hundred and forty-three thousand three hundred and fifty-six only), and return the deposit paid by Party B without interest, If Party A takes back the housing in advance without authorization, which causes losses to Party B and the liquidated damages are not enough to make up for Party B's losses, Party A shall compensate Party B according to Party B's actual losses.
9-4 In the case that Party B performs its obligation under the contract, but Party A leases the housing to other customers, resulting in Party B's failure to achieve the purpose of lease, Party A shall pay liquidated damages to Party B according to the three-month rent of the house at the beginning of lease, which is RMB 643356 (SAY RMB six hundred and forty-three thousand three hundred and fifty-six only), and return the deposit paid by Party B without interest. If Party B suffers losses due to Party A's leasing the housing to other customers, in case the amount of liquidated damages specified in this article is not enough to compensate Party B for the losses suffered, Party A shall compensate Party B according to the actual losses of Party B.
9-5 If Party A fails to inform Party B in this contract that the housing has been mortgaged or the property right has been transferred before lease, and the lease of the housing has been restricted, resulting in any loss to Party B, Party A shall be liable for compensation.
10、Other terms
10-1 If Party B needs to handle the lease filing of the housing, Party A shall assist Party B in handling the filing, and the expenses shall be borne by both parties according to government regulations.
10-2 Party A leases the housing to Party B is Party A's investment attraction activity. After Party B leases the housing, Party B promises to move the company to Party A's Park within [6] months from the date of lease, and operate its main business in the above-mentioned enterprises.
According to the requirements of relevant local government departments, Party B shall cooperate with Party A to report the tax, output value, fixed asset investment and other relevant data of the newly registered or relocated enterprises in Party A's Park. At the same time, Party A is obliged to keep the above data reported by Party B strictly confidential.
10-3 Both parties agree to keep this contract strictly confidential and shall not disclose or disclose information related to this contract without the written consent of the other party. Party A may properly and reasonably disclose the basic information of Party B for the external promotion of the park, but Party A shall obtain the consent of Party B in advance.
10-4 Party A and Party B confirm that:
Party A's mailing address is: 15 / F, Building A1, No. 2555, Xiupu Road, Pudong New Area, Shanghai,
Party A's contact person and contact information: Meng Jiqiang 18916163159;
The mailing address of Party B is Room 309, building 1, No. 88, Chenhui Road, China (Shanghai) pilot free trade zone,
Email address of Party B (only for the electronic notice of house rent payment):
Party B's contact person and contact information are:
Notices related to the performance of this Agreement (except the electronic notice of house rent payment) shall be submitted to the other party in writing, and the above address is the valid mailing address of both parties; If one party fails to sign for it, the sender will send it by post office EMS, and it shall be deemed to have been delivered to the receiver within five days from the date when the sender sends the EMS. If one party's mailing address or contact method changes, it shall notify the other party in writing within five days from the date of change. If either party violates the foregoing provisions, unless otherwise provided by law, the changing party shall be liable for the impact and losses caused thereby.
The scope of application of the above service address includes the service of various notices, agreements and other documents, as well as relevant documents and legal documents in case of disputes regarding the contract (including but not limited to the first instance procedure, second instance procedure and execution procedure after the dispute enters civil proceedings). For the service address clearly agreed by both parties in the contract, the court can deliver it directly by mail. Even if one party fails to receive the document delivered by the court by mail, it shall be deemed to have been delivered in accordance with this clause.
10-5 During the lease term, Party B shall be responsible for the safety of the housing and ancillary facilities. Party B shall, according to the requirements of relevant departments, do a good job in various safety precautions, and accept relevant inspection and supervision. The < Letter of responsibility for housing rental safety > shall be separately signed by both parties as an annex to this lease contract.
10-6 The annexes to the contract are: (1) delivery standard (2) Housing Floor plan (3) Letter of responsibility for housing rental safety（(4) The enterprise information form and the above annexes have the same legal effect as this contract.
10-7 If there are any matters not covered in this contract, both parties can reach a separate written agreement as an integral part of this contract, which has the same effect as this contract.
10-8 Any dispute between Party A and Party B during the performance of this contract shall be settled through negotiation; If the negotiation fails, both parties agree to file a lawsuit to the people's Court of Pudong New District according to law.

10-9 Party A and Party B shall supplement the contract with the relevant terms marked in black ink by both parties through negotiation. The marked contents of each text shall be consistent, and any inconsistency in the marked parts shall be deemed as invalid modification.
10-10 If the contract is created in other languages, both parties agree that the Chinese language version shall prevail.
10-11 this contract is made in quadruplicate, with each party holding two copies. This contract shall come into force on the date when it is signed and sealed by Party A and Party B.
(no main text below)

(Signature Page)

Party A (official seal): Shanghai Caohejing Kangqiao technology oasis construction and Development Co., Ltd
Signature of legal representative: /s/ Yang Lingyu
Signature of authorized representative: Yang Lingyu

Party B (official seal): Credo Technology (SH) Ltd.
Signature of legal representative: /s/ Lam Yattung
Signature of authorized representative: Lam Yattung

Place of signing: Shanghai
Date: 2019-July-08

Annex I. <Delivery standard>

I.Rental area:
[Lingang Kangqiao business oasis] Building 28, Floors 8 to 9
(Floors 9 to 10, E6 Building)
The floor area of the rental unit is 2820.18 square meters.

II.The equipment status and ancillary facilities in the rental area and public area are as follows:
1.Number of floors: phase II-2, Building E6 is a 12-storey Building.
2.Story height: the story height for the 9th and 10th floors are 4.20m
3.Load: the live load of floor slab shall not be greater than 3.0 kn / square meter.
4.Elevator.
(1)      Passenger elevators in public areas: three KONE passenger elevators with a load of 1.35 tons and a speed of 1.75 M / s are equipped, of which two can reach the basement.
(2)      Cargo elevator: equipped with one KONE cargo elevator (also fire elevator) with a load of 1.6 tons. The elevator speed is 1m / s and can reach the basement.
5.Standard for building roof, ground and wall:
(1)      Rental area in the unit
Ground: structural surface
Wall: white putty or aluminum plate glass curtain wall
Ceiling: white putty
Entrance and exit: spring glass door
(2)      Walkways in public areas:
Ground: non slip floor tile
Wall: facing material: environmental protection bamboo wood fiberboard
Ceiling: gypsum board ceiling painted with white emulsion paint
(3)      Public area toilet
Ground: non slip floor tile
Wall: wall brick, fireproof board, facing partition
Ceiling: waterproof gypsum board ceiling painted with white emulsion paint
(4)      Staircases in public areas:
Ground: environmental protection floor paint
Wall: emulsion paint
Ceiling: emulsion paint

6.Electromechanical system: the rental unit is equipped with High voltage distribution box, and the cable is connected to the High voltage well on the floor; Low voltage bridge reserved in the ceiling.
7.Power consumption in the rental area: 100W / square meter.
8.The whole building is equipped with central air conditioning, and the air conditioning system is delivered in the corridors of public areas; The water pipe interface of the machine at the end of the air conditioner is reserved in the rental unit, which is led out from the main riser of the central air conditioner in the floor equipment room; Fresh air hose interface shall be reserved in the unit, and the user shall take care of fresh air equipment by himself.
9.The unit is equipped with fire-fighting facilities, including water spray system, smoke detector and smoke control system.

Annex II: Housing Floor plan

Annex III
<letter of responsibility for housing rental safety>

Letter of responsibility for housing rental safety

Party A: Shanghai Caohejing Kangqiao technology oasis construction and Development Co., Ltd
Address: 15 / F, Building 1, No. 2555, Xiupu Road, Pudong New Area, Shanghai

Party B: Credo Technology (SH) Ltd.
Address: Room 309, building 1, No. 88, Chenhui Road, China (Shanghai) pilot Free Trade Zone

Party A and Party B has signed the lease contract on 8th July 2019 (hereinafter referred to as the "lease contract"). In accordance with the <production safety law of the people's Republic of China>,< the regulations of Shanghai Municipality on production safety> and other laws and regulations and the spirit of HuFuBanFa [2004] No. 34 document, in order to further strengthen the safe office operation of the leased place, clarify the safety responsibilities of both parties, and ensure the safety of people's lives and property and the safety of enterprise property, Party A and Party B sign this letter of responsibility through negotiation, As an annex to the lease contract.

The safety responsibilities referred to in the contract include but not limited to fire control, special equipment management, order and environment maintenance, traffic safety, flood and typhoon prevention, major injury accidents, emergency handling and other matters related to safety.

I.    Main business contents and number of employees of Party B
1. The validity period and business scope of Party B's business license are:
(1)      Valid until July 1, 2035.
(2)      Business scope: integrated circuit development, integrated circuit design, computer software development, design, production, sales of self-produced products, and provide relevant technical consulting and technical services
2. The main business contents of Party B's leased premises are: office and R&D.
3. The number of employees of Party B is about 100.

II.    Party B shall appoint full-time and part-time safety management personnel to be responsible for safety inspection and coordination. If there is any change, please inform Party A in writing within 15 days.
Basic information of Party B's safety management personnel
Name:            Title:
Telephone:

III.    Safety responsibility area
The scope of Party B's leased area agreed in the lease contract is Party B's safety responsibility area (hereinafter referred to as "leased area ").

IV      Safety responsibility of Party B

Party B confirms that it has the safety production qualification and conditions consistent with its business requirements and is subject to the unified coordination and management of its safety production work by Party A or its authorized property unit; At the time of signing this agreement, the conditions of the facilities and equipment installed or configured by Party B in the leased place comply with the provisions of national laws and regulations.

Party A confirms that the leased place has safe office operation conditions in addition to the facilities and equipment installed or configured by Party B, and Party A has informed Party B of the safety conditions and fire prevention requirements in the leased place. From the date when Party A transfers the leased place to Party B to the date when Party B returns the housing to Party A, Party B shall fully assume the safety management responsibilities of the leased place, including but not limited to the following responsibilities:

1.    Party B shall strictly abide by the safety production laws and regulations, have the corresponding safety office qualification and conditions, strictly implement the safety and fire management regulations of Party A or the property service enterprise entrusted by Party A, and obey the unified coordination and management of safety office operation by Party A or the property service enterprise entrusted by Party A, accept and cooperate with Party A or the property service enterprise entrusted by Party A in the supervision and inspection of safety work. Party B shall accept the supervision of Party A or the property service enterprise entrusted by Party A and immediately rectify the accident hidden dangers found in the inspection of safety production supervision, fire control, quality and technical supervision and other departments and Party A or the property service enterprise entrusted by Party A.

2.    Party B shall establish a safety responsibility system for safe office operation and fire safety, formulate safety management rules and regulations, establish relevant management organization system, strengthen the daily education and training of employees on safety production and fire control, allocate safety management personnel in accordance with relevant regulations, and formulate emergency rescue and rescue plans for safety work such as fire control, typhoon prevention and flood control, emergency handling, Evacuation and fire-fighting plan etc. In the daily management, Party B must regularly inspect and urge the on-site personnel to strictly abide by and implement various rules and regulations of safety management.

3.    Party B's decoration and equipment installation of the leased areas shall comply with relevant technical standards and fire safety regulations, and shall not damage the building structure; Any equipment that can be used only after examination and acceptance in accordance with national regulations shall be handled in accordance with relevant national regulations.

4.    Party B shall use the leased place as an office and business place, and shall not use special equipment in the leased place, nor engage in the production, use of dangerous goods or disposal of waste dangerous chemicals in the leased place.

5.    Party B shall not sublease the leased places without the written consent of Party A; In case of sublease according to law, the safety management responsibilities such as production, fire control and special equipment shall be specified in the safety responsibility letter signed in the sublease process.

6.    In case of any safety accident during the lease term, Party B shall rescue the wounded and protect the site, immediately and truthfully inform Party A or the property service enterprise entrusted by Party A, report to the local work safety supervision department and special supervision department according to the type and time limit of the accident according to the relevant provisions of the state and the city and bear the loss and aftertreatment expenses of the accident.

7.    Party B shall post, install and hang all kinds of safety management measures, warning equipment, facilities and signs at all necessary places in the leased place.

8.    Party B shall strengthen the management of fire water in the leased places. It is strictly prohibited to take over water for other purposes on the fire water supply pipeline. Party B shall do a good job in the regular security inspection of fire-fighting facilities in the area in strict accordance with the measures of <Shanghai Municipality on the management of fire hydrants>. In case of using fire water in an emergency, it shall report to the municipal water supply department in time.

9.    Party B must strictly implement the national safety management regulations during holidays and do a good job in order maintenance and hidden danger investigation in the safety responsibility area.

V      Relationship between Party A, Party B and property service enterprises in the park

1.    Party A entrusts the Property Management Company to provide property management services for the whole park.

2.    Party B shall be fully responsible for the safety responsibility of the leased place, and Party B shall accept the coordination, supervision, inspection and supervision of the property service enterprise on the safety management of the leased place.

3.    If the property service enterprise and Party B share the fire protection system (belonging to the public facilities and equipment of the project), the property service enterprise shall conduct fixed patrol inspection every time. At that time, the property service enterprise will notify in advance and Party B shall cooperate.

VI.      Others

1.    The term of validity of this letter of responsibility is the same as that of the lease contract.
2.    In case of casualties, fire, vehicle, material damage and other accidents caused by Party B or other parties, resulting in casualties and property losses of itself, Party A or a third party, the responsible party shall bear the accident responsibility and economic compensation, and Party A shall not bear any responsibility. Party A shall try its best to assist in the rescue of various accidents, but the expenses shall be borne by the responsible party.
3.    Party A and Party B must strictly implement the provisions of this letter of responsibility. In case of casualties caused by violation of this letter of responsibility, the breaching party shall bear all economic losses.
4.    This letter of responsibility shall come into force on the date when both parties affix their official seals. Each party holds two copies, which have the same effect.

(no main text below)

(signature page)

Party A: Shanghai Caohejing Kangqiao technology oasis construction and Development Co., Ltd
(signature and seal): /s/ Yang Lingyu
Date: 2019-July-08

Party B: Credo Technology (SH) Ltd.
(signature and seal) /s/ Lam Yattung
Date: 2019-July-08

Annex IV: Enterprise information form

Enterprise basic information
Enterprise name	Chinese	默升科技（上海）有限公司
	English	Credo Technology（SH）Ltd.
	Registered address of enterprise	Room 309, building 1, No. 88, Chenhui Road, China (Shanghai) pilot Free Trade Zone		Post Code
	Office address			Post Code
	Nature of enterprise	□private enterprise □ foreign enterprise □state owned enterprise □ Listed enterprise (listing Code:) █ others (sole proprietorship of legal person in Taiwan, Hong Kong and Macao)
	Time of establishment	2015.07.02	registered capital	USD 2,300,000
	Unified social credit code	913100003421052168
	Investment amount of this Project		Enterprise website
	Working hours starts at		Working hours ends at
	Legal Representative	LAM YATTUNG	Telephone
	Person in charge of the enterprise	Name： Title： Telephone： Telefax： mobile ： email：
	Daily contact person	Name： Title： Telephone： Telefax： mobile ： email：
	Contact person for safety	Name： Title： Telephone： Telefax： mobile ： email：
	Use purpose of the housing	█ office █ R&D___________ □others___________
Main Products/Introduction
Enterprise business information
	Assets	Assets Total Amount：___________Ten Thousand RMB； Total amount of Fixed Assets___________ Ten Thousand RMB Owners Equity：___________ Ten Thousand RMB； Total liabilities：___________ Ten Thousand RMB

Business Situation （data for recent 3 years） (Ten Thousand RMB)	Operation Revenue
Total profit
Total Tax
industrial output value
R&D Investment
Total export amount
Enterprise talent information Total labor remuneration: 10000 yuan / year
	Employee Number	Average age of employees
	Number of Mangers personal	Number with junior college degree
	Number of R&D personal	Number with Bachelor degree
	Number of senior professional titles	Number with Master degree
	Number of returned students and foreign permanent residents	Number with Doctor degree
Total labor remuneration： XXXXX ten thousand RMB/Per year
Whether there is a party organization: □ yes □ no number of Party members:
Special Talents: □ national thousand talents plan □ Shanghai leading talents □ PuJiang talents□ excellent academic and technical leader □ science and technology star □ Shanghai Talent Development Fund□ others ()
Enterprise science and technology management information
Government support
Transformation of high-tech achievements: □ Yes (item) □ no
Recognition of high-tech enterprise: □ yes □ no (application within the planned year)
Recognition of dual software enterprises: □ yes □ no (planned to apply within the year)
Identification of enterprise technology center: □ national □ municipal □ District
Innovation Fund: □ national level □ municipal level □ district level (supporting fund XXXX Ten Thousand RMB).
Small giant enterprise: □ Yes (supporting fund xxx Ten Thousand RMB) □ no (planned to apply within the year).
Other government support:

Enterprise certification	□ ISO9001 □ ISO14001 □ other:__________
Enterprise honors
Enterprise financing
Financing demand
□ bank loan (xxx ten thousand RMB loan with a term of years obtained from the bank)
□ venture capital (annual investment of ten thousand RMB from institutions, accounting for % of shares)
□ listing plan (within the year □ main board □ GEM □ Hong Kong □ overseas □ new third board)
□ others: (     )

Enterprise safety production information
Safety production	□ no production and R & D □ no enterprise safety production license is required for production and R & D □ have safety production license
Enterprise safety production License validity
Are there any dangerous goods during Enterprise production	□Yes (Name:; Dosage ) □ No
Is there any special equipment	□Yes ( Name:; Number ) □ No
Does the enterprise have its own shuttle bus	□ Yes (Number: ); □ no
The applicant and the settled enterprise on behalf of the applicant promise that the contents filled in this information form are true. If there are false records, they are willing to bear all legal liabilities and economic losses.
Filled by:： Tel.： Date of filling： （Seal）